UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

TEGNA Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6961	16-0442930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8350 Broad Street
Suite 2000
Tysons, Virginia	22102-5151
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 873-6600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by TEGNA Inc. (the “Company”) on April 24, 2024 (the “Original Report”). The Original Report was filed, among other things, to report the approval of amendments to the By-laws of the Company (the “By-law Amendments”). As previously filed, Exhibit 3.2 of the Original Report reflected the incorrect version of the amended By-laws of the Company. This Amendment amends the Original Report solely to replace Exhibit 3.2. Except as specifically provided herein, the information in the Original Report remains unchanged.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The full text of the amended By-laws is attached as Exhibit 3.2 hereto, which is a replacement of the Exhibit 3.2 attached to the Original Report.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.2	By-laws of TEGNA Inc., as amended through April 24, 2024

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA Inc.

Date: October 18, 2024	By:	/s/ Marc S. Sher
Marc S. Sher Vice President, Associate General Counsel and Secretary